SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):          April 3, 2002
                                                        ____________________



Exact Name of Registrant as
  Specified in Its Charter:           CALIFORNIA AMPLIFIER, INC.
                                ___________________________________



          DELAWARE                        0-12182                95-3647070
 _____________________________          ____________           _____________
State or Other Jurisdiction of          Commission            I.R.S. Employer
Incorporation or Organization          File Number          Identification No.




Address of Principal Executive Offices:     460 Calle San Pablo
                                            Camarillo, CA 93012
                                           _________________________


Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________


Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 3, 2002, California Amplifier, Inc. (the "Company") dismissed its former independent accountants and appointed KPMG LLP ("KPMG"), effective as of that same date, as its new independent auditors. This change followed the Company's decision to seek proposals from independent accountants to audit the financial statements of the Company, and was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. Prior to the selection of KPMG, Arthur Andersen LLP ("Andersen") served as the company's independent auditors.

     Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended March 3, 2001 and February 26, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, as previously reported in the Company's Form 8-Ks filed with the Securities and Exchange Commission on April 4, 2001 and May 23, 2001, Andersen's report on the Company's consolidated financial statements for the fiscal year ended February 26, 2000 was withdrawn on April 2, 2001 when it was discovered that such financial statements contained misstatements. Andersen's audit report, as restated, on the fiscal year 2000 financial statements was reissued on May 21, 2001, following the correction and re-audit of such financial statements.

     During the fiscal years ended March 3, 2001 and February 26, 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreements in connection with their reports on the Company's consolidated financial statements for such years.

     In connection with their audits of the financial statements of the Company for the years ended March 3, 2001 and February 26, 2000, Andersen reported to the Company's Board of Directors conditions they believed to be material weaknesses in the Company's system of internal accounting and financial controls. In response, management identified measures to improve the Company's system of internal controls, including implementing more rigorous internal accounting policies, procedures and controls. Management believes these improved procedures corrected the noted weaknesses.

     The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated April 9, 2002, stating its agreement with such statements, and if not, stating the respects in which Andersen does not agree.

     During the fiscal years ended March 3, 2001 and February 26, 2000 and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

        No.          Exhibit Description              Method of Filing
      _______       _____________________            __________________

       16.1     Letter of Arthur Andersen LLP       Filed electronically
                regarding change in certifying      herewith.
                accountant.

       99.1     Press release of Registrant         Filed electronically
                dated April 4, 2002.                herewith.






                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CALIFORNIA AMPLIFIER, INC.

       April 10, 2002                      /s/ Richard K. Vitelle
_________________________________        _________________________________
           Date                         Richard K. Vitelle
                                        Vice President -Finance
                                        (Principal Financial Officer)

                                                              EXHIBIT 16.1


April 9, 2002


Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

     We have read the first five (5) paragraphs of Item 4 included in the Form 8-K dated April 3, 2002, of California Amplifier, Inc., (the "Company") to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein, with the exception of the reference in the first paragraph to the approval by the Company's Board of Directors of the Audit Committee's recommendation to seek proposals and appoint KPMG LLP as the Company's independent auditors, for which we have no basis to agree or disagree.

Very truly yours,

/s/Arthur Andersen LLP
______________________
ARTHUR ANDERSEN LLP




cc:  Mr. Rick Vitelle, Chief Financial Officer, California Amplifier, Inc.

                                                              EXHIBIT 99.1

FOR IMMEDIATE RELEASE
______________________


            California Amplifier Appoints KPMG as Independent Auditor
             and Announces Updated Q4 Revenue and Earnings Guidance
         ______________________________________________________________


CAMARILLO, Calif., April 4, 2002 -- California Amplifier, Inc. (Nasdaq:
CAMP) today announced that its Board of Directors has appointed KPMG, LLP as the Company's independent auditor for its fiscal year ended February 28, 2002, replacing Arthur Andersen, LLP.

"We are pleased that KPMG will serve as California Amplifier's new auditor and look forward to building a long-term relationship with the firm," said Fred Sturm, President and Chief Executive Officer. "The appointment of KPMG as outside auditor for fiscal year 2002 was made after careful review and consideration. Arthur Andersen has provided professional services to California Amplifier since the Company's inception. However, in light of recent developments involving Arthur Andersen, we believe that engaging KPMG is in the best interest of California Amplifier and its shareholders."

Mr. Sturm continued, "As a result of the change in auditors, we anticipate reporting fourth quarter and fiscal year 2002 audited financial results in the second half of May 2002."

The Company also announced unaudited fourth quarter revenue of approximately $22.5 million, modestly above the high end of the $18 to $22 million sales guidance the Company provided in December 2001.
Additionally, the Company currently anticipates fourth quarter earnings per share to be at or above the high end of the previous guidance of $.01 to $.04.


About California Amplifier, Inc.
California Amplifier designs, markets and manufactures a broad line of integrated microwave fixed point solutions used primarily in conjunction with satellite and terrestrial broadband applications. The Company's wireless access business unit designs and markets integrated reception and two-way transmission fixed wireless solutions for video, voice, data, telephony and networking applications. The satellite business unit designs and markets reception components for the worldwide DBS television market as well as a full line of consumer and commercial products for video and data reception. California Amplifier is an ISO 9001 certified company. For additional information, visit California Amplifier's web site at www.calamp.com.

Statements in this release about the Company's future performance are forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially from expectations. Words such as "may," "will," "expects," "intends," "plans," "believes," "seeks," "could," "estimates" and variations of these words and similar expressions are intended to identify forward-looking statements. Factors that could impact California Amplifier's future results include changes in product demand and market growth rates, the effect of competition, pricing pressures, supplier constraints, manufacturing yields, market acceptance of new products and the viability and market acceptance of new technologies. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. More information about California Amplifier's risks is available in the Company's annual report on Form 10-K and other filings made from time to time with the Securities and Exchange Commission."


For more information, contact:
Crocker Coulson                         Rick Vitelle
Partner                                 Chief Financial Officer
Coffin Communications Group             California Amplifier, Inc.
(818) 789-0100                          (805) 987-9000
crocker.coulson@coffincg.com

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